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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 11, 2004


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-27750                              13-3459685
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  (Commission File Number)           (I.R.S. Employer Identification No.)


 521 WEST 57TH STREET, NEW YORK, NEW YORK               10019
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS
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On March 11, 2004, IMPATH Inc. ("IMPATH") issued a press release announcing that it had entered into a multi-year Provider Participation Agreement with Humana Inc. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 16, 2004, IMPATH issued a press release announcing that it had entered into an agreement with Cell Analysis, Inc. under which IMPATH will provide Cell Analysis' Quantitative Cellular Assessment system exclusively to IMPATH's clients. The text of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable

           (b) Not applicable


           (c) Exhibits

99.1       Press release dated March 11, 2004

99.2       Press release dated March 16, 2004




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2004




                                       IMPATH INC.


                                       By:  /s/ Richard C. Rosenzweig
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                                           Name:  Richard C. Rosenzweig
                                           Title: Secretary and General Counsel




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
                                  EXHIBIT INDEX

         Exhibit No.                  Exhibit
         -----------                  -------

           99.1            Press release dated March 11, 2004

           99.2            Press release dated March 16, 2004








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